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                                                                    EXHIBIT 25.1


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

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                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


    300 EAST DELAWARE AVENUE, 8TH FLOOR
             WILMINGTON, DELAWARE                               19809
  (Address of principal executive offices)                    (Zip Code)


                               Alison D.B. Nadeau
                      U.S. Bank Trust National Association
                               One Federal Street
                                Boston, MA 02110
                            Telephone (617) 603-6553
            (Name, address and telephone number of agent for service)

                             AMERICAN AIRLINES, INC.
               (Exact name of obligor as specified in its charter)

    DELAWARE                                          13-1502798
    (State or other jurisdiction of                   (I. R. S. Employer
    incorporation or organization)                    Identification No.)

    P.O. BOX 619616
    DALLAS/FT. WORTH AIRPORT, TX                      75261-9616
    (Address of principal executive offices)          (Zip Code)

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                      7.25% CLASS A SECURED NOTES DUE 2009

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ITEM 1.  GENERAL INFORMATION. Furnish the following information as to the
         Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Washington, D.C.

         b)       Whether it is authorized to exercise corporate trust powers.

                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

ITEMS 3-15        The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

         5.       Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

         7. A copy of the Report of Condition of the Trustee as of June 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

         8.       Not applicable.

         9.       Not applicable.




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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 12th day of August, 2004.


                                    U.S. BANK TRUST NATIONAL ASSOCIATION

                                    By:    /s/ Alison D.B. Nadeau
                                           -------------------------------------
                                    Name:  Alison D.B. Nadeau
                                    Title: Vice President






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EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                               AS OF JUNE 30, 2004

                                    ($000'S)

                                                             6/30/2004
                                                            ------------
ASSETS
     Cash and Due From Depository Institutions              $    385,910
     Fixed Assets                                                    449
     Intangible Assets                                           111,204
     Other Assets                                                 29,457
                                                            ------------
         TOTAL ASSETS                                       $    527,020

LIABILITIES

     Other Liabilities                                      $     15,052
                                                            ------------
     TOTAL LIABILITIES                                      $     15,052

EQUITY
     Common and Preferred Stock                             $      1,000
     Surplus                                                     505,932
     Undivided Profits                                             5,036
                                                            ------------
         TOTAL EQUITY CAPITAL                               $    511,968

TOTAL LIABILITIES AND EQUITY CAPITAL                        $    527,020

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:      /s/ Alison D.B. Nadeau
         -------------------------
         Name: Alison D.B. Nadeau
         Title: Vice President

Date:    August 12, 2004




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